EXHIBIT 10.28

               CARRIER TRANSPORT SWITCHED SERVICES AGREEMENT


THIS AGREEMENT (the "Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint"), and AmeriConnect, Inc. ("Customer"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1.    DEFINITIONS.  Capitalized terms appearing in bold print are defined in
EXHIBIT 1.

2. CONFIDENTIALITY. During the TERM and thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or PROPRIETARY INFORMATION of the other Party. PROPRIETARY INFORMATION shall remain the property of the disclosing Party. A Party receiving PROPRIETARY INFORMATION shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own PROPRIETARY INFORMATION; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and
(iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement.

Because of the unique nature of PROPRIETARY INFORMATION, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

3. TERM. If this Agreement is executed by Sprint prior to the first day of the month, then the TERM shall commence on the first day of the following month; otherwise, the TERM shall commence on the first day of the second month following the month in which it is executed by Sprint. The TERM will continue after commencement for the period specified in ATTACHMENT A.

4.    TERMINATION FOR CAUSE.

4.1. A party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof:
(a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) change in control of the defaulting Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a


                SPRINT PROPRIETARY INFORMATION - RESTRICTED final order by a government entity with appropriate jurisdiction that a SERVICE or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in Paragraph 4.

4.2. Sprint may terminate this Agreement immediately and without notice if Customer fails to cure a breach as provided in Paragraph 8 or breaches a provision of Paragraph 17 or 18.

4.3. Customer may terminate the Agreement upon 30 days written notice if special rate adjustments exceed the maximum provided in Paragraph 16.

4.4. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

5.    TERMINATION WITHOUT CAUSE:  EARLY TERMINATION CHARGE.

5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the EARLY TERMINATION CHARGE in Subparagraph 5.2. SERVICE will be discontinued the first business day of the fourth month after such notice of termination.

5.2. CARRIER TRANSPORT BASE RATES and PROMOTIONAL DISCOUNTS are based on Customer's agreement to purchase SERVICE for the entire TERM. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 prior to the end of the TERM. Therefore, to compensate Sprint for such loss, and not as a penalty, Customer shall pay Sprint an EARLY TERMINATION CHARGE in the event of such termination. The EARLY TERMINATION CHARGE shall equal [*]% of the sum of the MINIMUM COMMITMENT for each month remaining in the TERM when SERVICE is discontinued pursuant to Subparagraph 5.1. The EARLY TERMINATION CHARGE shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.

6.    APPLICATION OF TARIFFS:  INTERSTATE ADJUSTMENT.

6.1. Interstate and international SERVICE shall be provided pursuant to TARIFF as supplemented by this Agreement. In the event of a conflict between this Agreement and any TARIFF, the TARIFF shall control.

6.2. Intrastate SERVICE is provided pursuant to TARIFF in every respect. PROMOTIONAL DISCOUNTS will not apply to intrastate SERVICE. An INTERSTATE ADJUSTMENT may be applied based on intrastate usage as provided in ATTACHMENT
D. The INTERSTATE ADJUSTMENT shall be based on intrastate usage at the PRODUCT HIERARCHY LEVEL and will equal the difference between (a) such usage priced at TARIFF less TARIFF discounts and (b) such usage priced at the

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

INTERSTATE ADJUSTMENT RATE in ATTACHMENT D less DISCOUNT ONE discounts. The INTERSTATE ADJUSTMENT for a given month shall not exceed interstate billing for such month.

6.3. Customer shall pay all TARIFF charges including, without limitation, fixed charges, feature charges, enhanced 800 charges, access facility charges, installation and other non-recurring charges.

6.4. Sprint may modify or withdraw TARIFFS from time to time, which may include discontinuation of any SERVICE without Sprint's liability.

7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of SERVICE creates a joint venture, partnership or agency between Sprint and Customer. Customer is the service provider with respect to END USERS. Sprint is merely a supplier to Customer with no relationship to END USERS.

8. USE OF NAME AND MARKS. This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other. Sprint's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to END USERS or prospective END USERS; (b) attempt to sell its service using Sprint's name; or (c) represent to END USERS or prospective END USERS that they would be Sprint customers or that they may obtain Sprint service from Customer.

Sprint shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach, advising Sprint of its actions. If, in Sprint's opinion, Customer fails to effect a cure within 30 days of Sprint's notice, then Sprint may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

Sprint's provision of NETWORK EXTENSION SERVICE may result in END USERS being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide END USERS from whom Customer has obtained a PIC AUTHORIZATION with a fulfillment piece containing the following Notice (the "Notice"):

      We want to affirm how ______ will provide your long distance service. Although ________ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

      After subscribing to our service, you may receive a notice from your local phone company which says that your long distance
      "Carrier of Choice" is


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

      Sprint. __________ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-800-____-_________.

If Customer subscribed to Sprint Express, calls placed by END USERS to the Sprint ITFS number will be answered "Sprint operator." This may cause confusion if the END USER does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide END USERS who use Sprint Express with a fulfillment piece containing the following notice (the "Sprint Express Notice"): "International call origination may be provided by a Sprint operator." Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

Customer shall obtain Sprint's prior written approval of any fulfillment piece in which the Notice or the Sprint Express Notice will appear.

9.    SERVICE.  SERVICES provided hereunder are described in EXHIBIT 2.

10.   LEGAL COMPLIANCE:  REMEDIES FOR NON-COMPLIANCE.

10.1. Customer represents and warrants that (a) it has obtained all licenses and regulatory authority necessary to operate as contemplated herein and (b) it will not submit an END USER ANI for activation without obtaining and maintaining a proper PIC AUTHORIZATION.

10.2. If, in Sprint's opinion, Customer breaches this paragraph, Sprint may
(a) terminate this Agreement pursuant to Subparagraph 4.1(e), (b) reject END USER ANIS submitted by Customer for placement under its account and/or (c) discontinue PROMOTIONAL DISCOUNTS. If Sprint elects option (b) or (c), it will resume accepting ANIS and/or reinstate PROMOTIONAL DISCOUNTS only after Customer produces evidence satisfactory to Sprint that it has cured its breach.

11.   CUSTOMER RESPONSIBILITIES.

11.1. Customer shall not be relieved of any obligation hereunder by virtue of the fact that SERVICE is ultimately used by END USERS.

11.2. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC AUTHORIZATION within 48 hours after Sprint's oral or written request, or within any shorter period required by a LEC or regulatory agency. If Customer fails to comply with this subparagraph then Sprint may (a) discontinue PROMOTIONAL DISCOUNTS and/or (b) refuse to activate additional ANIS under Customer's account.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

11.3. Customer shall reimburse Sprint for any charge assessed by a LEC for processing a PIC request initiated by Customer and pay Sprint a PIC Assessment Fee equal to [*]% of such charge.

11.4. Customer shall be solely responsible for END USER solicitation, service requests, creditworthiness, customer service, billing and collection.

11.5. Customer shall be financially liable for usage generated by each END USER ANI activated by Sprint until such ANI is presubscribed to another IXC. Customer may request Sprint to block NETWORK EXTENSION SERVICE to an ANI upon the END USER'S failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the END USER any notice required by law. Customer shall reimburse Sprint for expenses incurred to block an ANI.

11.6. Customer shall be solely liable for amounts it cannot collect from END USERS, and billing adjustments it grants END USERS, including adjustments for fraudulent charges, directory assistance or any other form of credit.

11.7. Customer shall comply with Sprint's network interface procedures when it orders its own access facilities.

12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched SERVICE within 15 days, and dedicated SERVICE within 30 days, following Customer's order, or the requested delivery date, whichever is later. These deadlines will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC AUTHORIZATION. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite SERVICE.

13.   PRICING:  FORWARD PRICING:  GENERAL CONDITIONS.

13.1. PRICING. CARRIER TRANSPORT BASE RATES and PROMOTIONAL DISCOUNTS are contained in the ATTACHMENTS hereto.

13.2. PRICES IN LIEU OF OTHER DISCOUNTS. CARRIER TRANSPORT BASE RATES and PROMOTIONAL DISCOUNTS are extended in lieu of any other TARIFF or contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

13.3. PRICES CONTINGENT ON PERFORMANCE. CARRIER TRANSPORT BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, all

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

SERVICE for which payment is past due may, at Sprint's option, be priced at CARRIER TRANSPORT BASE RATES.

13.4. PER MINUTE CHARGES. CARRIER TRANSPORT BASE RATES are invoiced based on PER MINUTE CHARGES utilizing the RATE PERIODS and BILLING INCREMENTS in ATTACHMENT B.

13.5. SWITCHED ORIGINATION, TERMINATION AND 800 ORIGINATION CHARGES.
Customer shall pay the charges specified in ATTACHMENT B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a NON-BELL SERVICE AREA.

13.6. PROMOTIONAL PRICING LEVELS. Customer will receive DISCOUNT ONE and DISCOUNT TWO discounts applied only to RATE ELEMENTS as provided in ATTACHMENTS C and D.

13.7. FORWARD PRICING. As a transition to the pricing hereunder, DISCOUNT TWO discounts may be based for a period of time on the greater of Customer's actual DISCOUNT TWO MONTHLY VOLUME OF SERVICE or a specified FORWARD PRICING VOLUME OF SERVICE. The FORWARD PRICING VOLUME OF SERVICE and the period during which it may be applied are specified in ATTACHMENT A.

13.8. PRICING CONTINGENT ON PRIMARY CARRIER STATUS. Pricing hereunder is contingent on Customer utilizing Sprint as its PRIMARY CARRIER for the PRIMARY CARRIER SERVICES listed in ATTACHMENT A.

If 800 SERVICE is a PRIMARY CARRIER SERVICE then Customer shall (a) designate Sprint as its PRIMARY CARRIER in the 800 Service Management System database for all interstate 800 traffic that is not originated directly by Customer and
(b) maintain access facilities sufficient to send at least [*]% of its traffic to Sprint with no more than [*]% blockage during the peak busy hour of Customer's average business day.

If Dial 1 WATS is a PRIMARY CARRIER SERVICE then [*]% of all END USER ANIS under Customer's control shall be PICED to Sprint during the TERM.

If Ultra WATS is a PRIMARY CARRIER SERVICE then Customer shall maintain access facilities sufficient to send to Sprint at least [*]% of the traffic Customer does not terminate itself.

Customer shall produce, within 30 days following Sprint's request, evidence acceptable to Sprint that it is in compliance with this subparagraph. Failure to maintain Sprint as PRIMARY CARRIER on any PRIMARY CARRIER SERVICE will result in SERVICE being provided hereunder at CARRIER TRANSPORT BASE RATES for the remainder of the TERM. Customer may select a temporary back-up carrier for any period during which it is affected by a Sprint network outage.

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

14.   SURCHARGES.

14.1. MINIMUM COMMITMENT SURCHARGE. Any month Customer fails to meet the MINIMUM COMMITMENT stated on ATTACHMENT A, Customer shall pay a surcharge for SERVICE provided during such month equal to the difference between the MINIMUM COMMITMENT and Customer's NET USAGE. The MINIMUM COMMITMENT shall not relieve Customer of any credit or security obligation hereunder.

14.2. LEC CAP SURCHARGE. Any month Customer exceeds the MAXIMUM NON-BELL TRAFFIC PERCENTAGE specified in ATTACHMENT B for any SERVICE type, Customer shall pay Sprint the per minute surcharge for such SERVICE specified in ATTACHMENT B for each minute above the MAXIMUM NON-BELL TRAFFIC PERCENTAGE that originates from or terminates to a NON-BELL SERVICE AREA. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at each PRODUCT HIERARCHY LEVEL.

14.3. MINIMUM AVERAGE TIME REQUIREMENT SURCHARGE. Any month Customer fails to equal or exceed the MINIMUM AVERAGE TIME REQUIREMENT specified in ATTACHMENT B for SERVICES specified in ATTACHMENT B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in ATTACHMENT B multiplied by (b) the difference between
(i) the number of minutes the SERVICE was used and (ii) the number of calls using the SERVICE multiplied by the MINIMUM AVERAGE TIME REQUIREMENT. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.4. NONCOMPLETE CALL SURCHARGE. Any month Customer exceeds the MAXIMUM NONCOMPLETE 800 CALL PERCENTAGE for interstate Ultra 800 and/or interstate FONline 800 traffic as stated on ATTACHMENT B, Customer shall pay Sprint a surcharge equal to the amount stated in ATTACHMENT B for each NONCOMPLETE 800 CALl in excess of the MAXIMUM NONCOMPLETE 800 CALL PERCENTAGE. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

14.5. MINIMUM PORT USAGE SURCHARGE. Any month Customer fails to equal or exceed the MINIMUM PORT USAGE per ACTIVE ULTRA WATS PORT as stated on ATTACHMENT A, Customer shall pay Sprint a surcharge on its Ultra WATS usage equal to the difference between (a) Customer's actual NET USAGE for Ultra WATS SERVICE and (b) the MINIMUM PORT USAGE multiplied by the total number of ACTIVE ULTRA WATS PORTS. This surcharge shall be calculated at each PRODUCT HIERARCHY LEVEL.

15. SERVICE CHARGES. Customer shall pay Sprint a $[*] service charge for each END USER ANI or 800 number Customer submits for activation (a) that Sprint determines lacks a proper PIC AUTHORIZATION or (b) that requires Sprint to disconnect or transfer such ANI or 800 number from Sprint's data base before placing it within Customer's CTIS hierarchy. However, the service charge provided for in 15(b) will be waived if such END USER ANIS,

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED or 800 numbers, do not exceed [*]% of the total ANIS, or 800 numbers, submitted by Customer during the previous 90 days.

16.   SPECIAL RATE ADJUSTMENTS.

16.1. Sprint may, after 60 days notice to Customer, adjust the price of SERVICE provided hereunder to reflect (a) changes in the average per-minute rate of interstate LEC access charges imposed on Sprint and/or (b) changes in international net settlements or currency exchange rates.

16.2. If during any period of 12 consecutive months the adjustments to a rate provided for herein exceed [*] percent of such rate, then Customer may terminate the Agreement pursuant to Subparagraph 4.3.

17.   PAYMENT FOR SERVICE.

17.1. PAYMENT OBLIGATION. Customer shall pay Sprint for SERVICE pursuant to the terms of this Agreement and applicable TARIFFS.

17.2. CALL DETAIL. Sprint will provide Customer with a call detail media containing Customer's SERVICE usage. Sprint may, at it's option, and without liability to Customer, modify the format of the call detail media following 30 days written notice to Customer.

17.3. PAYMENT PROCEDURE. Sprint will invoice Customer monthly for SERVICE provided hereunder. Invoices shall be due and payable upon receipt. Undisputed charges for SERVICE that are not paid within 30 days after Customer's receipt of the invoice shall be past due. Interest will be charged on past due amounts beginning the 31st day following Customer's receipt of the invoice at a rate equal to the lesser of [*]% per annum or the maximum rate allowed by law.

The price of SERVICE is exclusive of applicable taxes. CARRIER TRANSPORT BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

17.4. BILLING DISPUTES. If Customer in good faith disputes any invoiced amount, it shall submit to Sprint, within 30 days following receipt of the invoice, full payment of the undisputed portion of the invoice and written documentation identifying and substantiating the disputed amount. If the Parties, in good faith, cannot resolve the dispute within a reasonable period of time, then the dispute shall be settled by arbitration pursuant to Paragraph 22.

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

18. PAYMENT SECURITY. Provision of SERVICE is contingent on credit approval by Sprint. Upon request by Sprint, Customer shall provide Sprint with financial statements, or other indications of Customer's financial circumstances. If Customer's financial circumstances or payment history is or becomes unacceptable to Sprint, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint. Customer's failure to provide such security within 20 days following Sprint's request shall constitute a default under Subparagraph 4.2.

19. INDEMNIFICATION. Each Party (as "Indemnitor") shall indemnify, defend and hold harmless the other Party (as "Indemnitee") from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including reasonable attorney's fees) resulting from (a) breach of any provision in this Agreement by Indemnitor, its employees or agents, or (b) any misrepresentation or illegal act of Indemnitor, its employees or agents, arising out of the Indemnitor's performance hereunder.

Customer shall indemnify, defend and hold Sprint harmless from and against any and all liabilities, costs and damages (including reasonable attorney's fees) resulting from any claim arising out of: (i) use of SERVICE by Customer to extend its service to END USERS; (ii) use of SERVICE by Customer or END USERS;
(iii) libel, slander, or patent or trademark infringement arising from the combination or use of SERVICE with Customer provided service or facilities; or
(iv) Customer's marketing, advertising, sales or promotional activities.

20. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF CUSTOMERS OR GOODWILL ARISING FROM THE RELATIONSHIP OR CONDUCT OF BUSINESS HEREUNDER.

21. WARRANTIES. WARRANTIES AND REMEDIES SET FORTH IN THE AGREEMENT AND SPRINT'S TARIFFS ARE THE ONLY WARRANTIES AND REMEDIES WITH RESPECT TO THE SERVICE, AND ARE IN LIEU OF ANY OTHER WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

22. ARBITRATION. Any dispute arising out of or relating to the Agreement will be finally settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, MO metropolitan area.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

23. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:

      If to Sprint:     Sprint Communications Company
                        3100 Cumberland Circle
                        Atlanta, GA  30339
                        Attention:  Vice President-Diversified Brands

      With copy to:     Sprint Communications Company
                        8140 Ward Parkway
                        Kansas City, MO  64114
                        Attention:  Vice President Law-Marketing/Sales

      If to Customer:    AmeriConnect, Inc.
                        6750 West 93rd Street, Suite 110
                        Overland Park, KS  66212
                        Attention:  Robert Kaemmer

24. ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

25. EXCUSABLE DELAY. In the event of an EXCUSABLE DELAY the performance obligations of the Parties hereunder shall be suspended and the TERM shall be extended for a period of time equal to the length of such delay; provided, however, the affected Party shall promptly notify the other Party of the nature of the delay and the estimated time that it will continue. If an EXCUSABLE DELAY continues for more than 90 days and has a material adverse impact on the other Party, such other Party may, at its option and upon written notice to the other Party, such other Party may, at its option and upon written notice to the other Party, terminate this Agreement without liability other than payment for SERVICE provided prior to termination. Notwithstanding the foregoing, neither Party may invoke this paragraph with regard to any event listed in Paragraph 4 or to delay performance of Paragraphs 17 or 18.

26. CAPTIONS. Captions of the paragraphs and subparagraphs herein are for convenience only, are not part of the Agreement and shall not define or limit any of the Agreement's terms.

27. CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Kansas.

28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

29. ENTIRE AGREEMENT. This Agreement, together with the attached EXHIBITS and ATTACHMENTS, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements between the Parties relating to the SERVICE.

30. MODIFICATION OF AGREEMENT. This Agreement, including its EXHIBITS and ATTACHMENTS, may be amended, modified or supplemented only by a separate written document executed by both parties with the formality of this Agreement.

31. WAIVER OF TERMS. No term or provision herein shall be waived, and no breach or default excused, unless such waiver or consent is in writing and signed by the Party to which it is attributed. No consent by a Party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, or waiver of, any subsequent breach or default.

32. PARTIAL INVALIDITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render the Agreement unenforceable, but rather the Agreement shall be construed as if not containing the invalid or unenforceable provision. However, if such provision is an essential element of this Agreement, the Parties shall promptly attempt to negotiate a substitute therefor.

33. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

34. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the PROPOSAL DATE stated on ATTACHMENT A.


EXECUTED and made effective as provided herein.



AmeriConnect, Inc.                      SPRINT COMMUNICATIONS COMPANY, L.P.


By:  /s/ Robert R. Kaemmer              By:  /s/ Patti Manuel
      Robert R. Kaemmer                      Patti Manuel
      President                              President, BSG Sales


Date:_________________________          Date:______________________________


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                 EXHIBIT 1

                                DEFINITIONS


Capitalized terms appearing in bold print in the Agreement, its Exhibits and Attachments are defined as follows:

"ACTIVE ULTRA WATS PORT" means a Customer access port (DS-0 equivalent) connected to Sprint and activated as Ultra WATS SERVICE.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"ASSOCIATED LOCATION" means a physical premise to or from which Sprint provides SERVICE which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least a [*]%; or (c) occupied by a franchisee of Customer.

"ATTACHMENT" means a supplement attached to, and a part of, the Agreement.

"BILLING INCREMENT" means a TARIFFED billing increment, unless otherwise stated in ATTACHMENT B.

"CALLING CARD" means a card issued to an END USER in Customer's name containing an authorization code that the END USER may use to originate calls over Sprint's network as provided in EXHIBIT 2.

"CARRIER FONCARD SERVICE" means a SERVICE consisting of a Sprint authorization code incorporated into Customer's CALLING CARD which, together with Customer's service enhancements, is provided to END USERS for use in originating calls over Sprint's network as provided in EXHIBIT 2.

"CARRIER TRANSPORT BASE RATES" means the prices provided herein for CARRIER TRANSPORT SERVICE.

"CARRIER TRANSPORT SERVICE" means switched SERVICE purchased under the Agreement and invoiced under CTIS.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

"DAY RATE PERIOD" means the TARIFF day rate period unless otherwise specified herein.

"DISCOUNT ONE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT ONE MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the Service Hierarchy Level that has been priced at CARRIER TRANSPORT BASE RATES.

"DISCOUNT ONE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at each PRODUCT HIERARCHY LEVEL, for a specific RATE ELEMENT priced at CARRIER TRANSPORT BASE RATES.

"DISCOUNT RATE PERIOD" means the TARIFF international discount rate period unless otherwise specified herein.

"DISCOUNT THREE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT THREE MONTHLY VOLUME OF SERVICE and (2) is applied at the PRODUCT HIERARCHY LEVEL or the SERVICE HIERARCHY LEVEL to interstate or international usage to the LATAs or countries specified in ATTACHMENT C.

"DISCOUNT THREE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the PRODUCT HIERARCHY LEVEL or SERVICE HIERARCHY LEVEL, of interstate or international minutes to the specific LATAs or countries identified in ATTACHMENT C and priced based on the usage levels and RATE PERIODS specified in ATTACHMENT C.

"DISCOUNT TWO" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT TWO MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at CARRIER TRANSPORT BASE RATES less DISCOUNT ONE discounts.

"DISCOUNT TWO MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the MASTER HIERARCHY LEVEL, of all CARRIER TRANSPORT SERVICES, including directory assistance SERVICES, priced at CARRIER TRANSPORT BASE RATES after the application of DISCOUNT ONE discounts, but prior to the application of DISCOUNT TWO discounts. DISCOUNT TWO MONTHLY VOLUME OF SERVICE does not include CARRIER TRANSPORT SERVICE charges that are not based on usage, Clearline Service charges, Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"EARLY TERMINATION CHARGE" means the charge imposed for terminating the Agreement prior to expiration of the TERM as provided in Paragraph 5 thereof.

"ECONOMY RATE PERIOD" means the TARIFF international economy rate period.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

"END USER" means a customer of Customer to whom Sprint extends NETWORK EXTENSION SERVICE at a NON-ASSOCIATED LOCATION.

"EVENING RATE PERIOD" means the TARIFF evening rate period unless otherwise specified herein.

"EXCUSABLE DELAY" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"EXHIBIT" means a supplement attached to, and a part of, the Agreement.

"FORWARD PRICING VOLUME OF SERVICE" means the volume of service specified in ATTACHMENT A upon which DISCOUNT TWO discounts may be based as provided in Subparagraph 13.7 of the Agreement.

"INTERSTATE ADJUSTMENT" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"INTERSTATE ADJUSTMENT RATE" means the rate identified in ATTACHMENT D that is used to determine the INTERSTATE ADJUSTMENT as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"MASTER HIERARCHY LEVEL" means billing hierarchy level 1.

"MAXIMUM NONCOMPLETE 800 CALL PERCENTAGE" means, for each month, for each Service type, the ratio, expressed as a percentage, of (i) the aggregate number of NONCOMPLETE 800 CALLS during such period divided by (ii) the aggregate number of 800 calls during such period. This percentage shall be calculated at each PRODUCT HIERARCHY LEVEL.

"MAXIMUM NON-BELL TRAFFIC PERCENTAGE" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a NON-BELL SERVICE AREA, divided by (ii) the total number of minutes during such period. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at the PRODUCT HIERARCHY LEVEL.

"MINIMUM AVERAGE TIME REQUIREMENT" means the minimum average call duration, expressed in minutes, for SERVICES as specified in ATTACHMENT B. MINIMUM AVERAGE TIME REQUIREMENT calculations will be made at each PRODUCT HIERARCHY LEVEL.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

"MINIMUM COMMITMENT" means the minimum monthly usage commitment stated on ATTACHMENT A. The calculation to determine whether Customer has met the MINIMUM COMMITMENT shall be based on Customer's invoiced NET USAGE.

"MINIMUM PORT USAGE" means the minimum NET USAGE for Ultra WATS Service stated on ATTACHMENT A that Customer shall generate per ACTIVE ULTRA WATS PORT.

"NETWORK EXTENSION SERVICE" means Service that Sprint extends to the NON-ASSOCIATED LOCATION of an END USER.

"NET USAGE" means the monthly amount invoiced for use of a SERVICE net of DISCOUNT ONE, DISCOUNT TWO and DISCOUNT THREE discounts. NET USAGE includes the following as they apply to particular SERVICES: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; MINIMUM AVERAGE TIME REQUIREMENT Surcharges; Noncomplete Call Surcharges; FONcard surcharges; and LEC Cap Surcharges.

"NIGHT/WEEKEND RATE PERIOD" means the TARIFF night/weekend rate period unless otherwise specified herein.

"NONCOMPLETE 800 CALL" means an attempted FONline 800 or Ultra 800 call that is not completed to the called number for any reason.

"NON-ASSOCIATED LOCATION" means any physical premise to or from which Sprint provides SERVICE that is not an ASSOCIATED LOCATION.

"NON-BELL SERVICE AREA" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"OFF PEAK RATE PERIOD" means (a) the EVENING RATE PERIOD and the NIGHT/WEEKEND RATE PERIOD for interstate traffic and (b) the DISCOUNT RATE PERIOD and Economy RATE PERIOD for international traffic.

"PEAK RATE PERIOD" means (a) the DAY RATE PERIOD for interstate traffic and
(b) the STANDARD RATE PERIOD for international traffic.

"PER MINUTE CHARGE" means the per minute charge for SERVICE as set forth in EXHIBIT C based on RATE PERIODS and BILLING INCREMENTS stated in ATTACHMENT B.

"PIC" means primary interexchange carrier.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

"PIC AUTHORIZATION" means an END USER'S selection of a PIC that meets the requirements of federal and state law.

"PRIMARY CARRIER" means the IXC designated by Customer as its first routing choice and primary overflow carrier.

"PRIMARY CARRIER SERVICE" means the SERVICE specified in ATTACHMENT A for which Sprint shall be Customer's PRIMARY CARRIER.

"PRODUCT HIERARCHY LEVEL" means the level in the Customer billing hierarchy directly above the SERVICE HIERARCHY LEVEL which ties SERVICE together for purposes of reporting. Each PRODUCT HIERARCHY LEVEL is considered independently for calculation and application of DISCOUNT ONE, LEC Cap Surcharges, MINIMUM AVERAGE TIME REQUIREMENT Surcharges, NONCOMPLETE 800 CALL Surcharges and MINIMUM PORT USAGE Surcharges.

"PROMOTIONAL DISCOUNTS" is a collective reference to DISCOUNT ONE, DISCOUNT TWO, DISCOUNT THREE and INTERSTATE ADJUSTMENTS.

"PROPOSAL DATE" means the date indicated on ATTACHMENT A that the Agreement is offered by Sprint to Customer.

"PROPRIETARY INFORMATION" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. PROPRIETARY INFORMATION shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such PROPRIETARY INFORMATION, (5) is disclosed with prior written approval of the other Party,
(6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further PROPRIETARY INFORMATION, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"RATE ELEMENT" means a jurisdictional element of the rate for a particular SERVICE. For example, Ultra WATS rates consist of separate RATE ELEMENTS for interstate, intrastate,


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"RATE PERIODS" is a collective reference to the DAY RATE PERIOD, DISCOUNT RATE PERIOD, ECONOMY RATE PERIOD, EVENING RATE PERIOD, NIGHT/WEEKEND RATE PERIOD, OFF PEAK RATE PERIOD, PEAK RATE PERIOD, and STANDARD RATE PERIOD.

"SERVICE" means the service identified in the EXHIBITS and ATTACHMENTS that Sprint shall provide and Customer shall purchase hereunder.

"SERVICE HIERARCHY LEVEL" means the lowest level in the Customer's billing hierarchy.

"STANDARD RATE PERIOD" means the TARIFF standard rate period for international SERVICE unless otherwise specified herein.

"TARIFF(S)" means any applicable tariff filed by Sprint with the Federal Communications Commission for interstate or international SERVICE (including TARIFF revisions) and/or any applicable tariff filed with a state regulatory commission for intrastate SERVICE. Should Sprint no longer file TARIFFS in order to provide SERVICE, then TARIFF shall mean the standard rate tables and terms and conditions that replace such TARIFFS.

"TERM" means the term of the Agreement as provided in Paragraph 3 thereof.




























                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                EXHIBIT 2

                                 SERVICES

The following SERVICES are provided pursuant to the Agreement:

1.    WATS SERVICE.

1.1. ULTRA WATS. Ultra WATS is provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access (DS-1 or DS-3) circuits. Ultra WATS includes both Carrier Ultra WATS and Network Extension Ultra WATS.

1.2. CARRIER ULTRA WATS. Carrier Ultra WATS is Ultra WATS Service subscribed to, and paid for, by Customer that originates from an ASSOCIATED LOCATION. Carrier Ultra WATS may be obtained only by a carrier with its own CIC.

1.3. NETWORK EXTENSION ULTRA WATS. Network Extension Ultra WATS is Ultra WATS Service subscribed to, and paid for, by Customer but connected directly to a NON-ASSOCIATED LOCATION.

1.4. DIAL 1 WATS. Dial 1 WATS is provided hereunder for switched outbound traffic utilizing Feature Group D protocol having interstate or international termination.

1.5. DBG SWITCHED DIGITAL SERVICE. Switched digital CARRIER TRANSPORT SERVICE is a combination of LEC switched data capabilities and the Sprint data network that is billed under CTIS.

2.    800 SERVICE.

2.1. ULTRA 800. Ultra 800 is provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-1 or DS-3) circuits. Ultra 800 includes both Carrier Ultra 800 and Network Extension Ultra 800.

2.2. CARRIER ULTRA 800. Carrier Ultra 800 is Ultra 800 SERVICE subscribed to, and paid for, by Customer that terminates to an ASSOCIATED LOCATION. Carrier Ultra 800 may be obtained only by a carrier with its own CIC.

2.3. NETWORK EXTENSION ULTRA 800. Network Extension Ultra 800 is Ultra 800 SERVICE subscribed to, and paid for, by Customer but connected directly to an NON-ASSOCIATED LOCATION.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

2.4. FONLINE 800. Sprint FONline 800 is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

2.5. INTERNATIONAL 800 ORIGINATION. International origination 800 ("ITFS") for Ultra 800 and FONline 800 SERVICE shall be provided subject to availability. Because of a limited quantity of 800 numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any 800 number which does not generate at least [*] minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS SERVICE shall be provided pursuant to TARIFF, including rates, discounts and 800 number charges, unless otherwise provided herein.

2.6. COMMAND ROUTING BETWEEN ULTRA 800 AND FONLINE 800. Customer locations requiring command routing between Ultra 800 and FONline 800 will be billed in a separate billing system and will not receive special pricing under the Agreement until it can be supported by CTIS.

3.    FONVIEW.  FONview is not available for SERVICE billed under CTIS.

4.    DIRECTORY ASSISTANCE.

4.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

4.2. INTERNATIONAL. International directory assistance is provided pursuant to TARIFF. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in Sprint's FCC TARIFF 1, Section 2.1. International directory assistance may be obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

4.3. TOLL-FREE 800 DIRECTORY LISTINGS. Customer's 800 numbers shall not be eligible for any toll-free 800 directory listing at Sprint's expense.

5.    CARRIER FONCARD SERVICE.

5.1. CARRIER FONCARD SERVICE consists of an authorization code issued by Sprint which Customer will incorporate into a CALLING CARD. The CALLING CARD, together with Customer provided service enhancements, will be provided in Customer's name to END USERS who may

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED use the card to originate calls over Sprint's network in the contiguous U.S. and selected countries. Sprint will transport Customer's CALLING CARD traffic with the same quality as Sprint FONcard traffic.

5.2. AVAILABILITY. CARRIER FONCARD SERVICE is provided subject to (a) availability and compatibility of facilities, (b) Customer fulfillment, and
(c) 800 access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

5.3. ACTIVATION. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's CALLING CARDS. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

5.4. 800 ACCESS. Customer may elect CALLING CARD access to a Sprint operator using either a "Generic" or "Branded" 800 access number. The operator response to a Generic 800 call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to: "(CUSTOMER) Long Distance Operator."

Customer shall pay a non-recurring charge for establishing account access as provided in ATTACHMENT B.

5.5. SERVICE REPRESENTATIVE. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by END USERS.

5.6. NON-EMERGENCY DEACTIVATION. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 5.9 of this Attachment.

5.7. REMEDY FOR SERVICE FAILURE. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular CARRIER FONCARD SERVICE shall be discontinuation of the affected SERVICE subject to Paragraph 25 of the Agreement.

5.8. CUSTOMER OBLIGATIONS. Customer shall, at Customer's expense: (a) design, manufacture and distribute its CALLING CARDS; (b) solicit END USERS in its own name in compliance with Paragraph 8 of the Agreement; (c) address END USER service requests; (d) determine END USER creditworthiness; (e) define its relationship with END USERS relative to its CALLING CARD service by tariff or contract; (f) provide CALLING CARD fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary END USER information;
(h) maintain its own END USER data base; (i) provide END USER customer


                SPRINT PROPRIETARY INFORMATION - RESTRICTED service, billing and collection; (j) maintain its own END USER customer service number, which shall be printed on each CALLING CARD; (k) establish internal CALLING CARD management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain CARRIER FONCARD SERVICE and proper invoicing.

Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent, (b) non payment by END USERS, and (c) billing adjustments granted to END USERS as provided in Subparagraph 11.6 of the Agreement.

Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request.

5.9. CODE ABUSE; FRAUD; EMERGENCY DEACTIVATION. Sprint and Customer will cooperate to deter CALLING CARD fraud and code abuse. Sprint will monitor usage of Customer CALLING CARDS to detect fraud or code abuse in the same manner that it monitors FONcard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse.

Sprint will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen CALLING CARD and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes after receiving such notice whether it wants the authorization code deactivated. If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes, Sprint may, in its discretion, deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 18 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.


                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment A


A.3.      TERM OF AGREEMENT:  24 months

A.13.7.   FORWARD PRICING - FORWARD PRICING VOLUME OF SERVICE

          Not Applicable

A.13.8. PRIMARY CARRIER REQUIREMENT. Customer shall utilize Sprint as its PRIMARY CARRIER for the following PRIMARY CARRIER SERVICES

          Not Applicable

A.14.1.   MINIMUM COMMITMENT

                                   CARRIER TRANSPORT MONTHLY
               MONTHS                NET USAGE COMMITMENT

                1-12                    $1,000,000
               13-24                    $1,200,000

A.14.5.   MINIMUM PORT USAGE:  $[*] Minimum Net Ultra WATS Usage Per Port

PROMOTIONAL ACF/COC/EFC CHARGES

          All ACF Charges will be per applicable tariff.
          Monthly recurring COC charges will be $[*] per port.
          Monthly recurring EFC charges will be $[*] per port when Customer utilizes Sprint's entrance facilities.

A.34      PROPOSAL DATE:  July 21, 1995

















* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment B - 1


B.13.4.   Billing Increments/Usage Periods for Per Minute Charges.

          Service will be invoiced based on PER MINUTE CHARGES utilizing TARIFFED RATE PERIODS and TARIFFED BILLING INCREMENTS, unless specifically set forth below:

                                             Initial            Additional
            Service Type/               Billing Increment   Billing Increment
            Rate Element                      (sec)               (sec)

        Interstate Ultra WATS                  [                  [
       Canada Term. Ultra WATS
    Mexico US Element Ultra WATS
  Mexico Int'l. Element Ultra WATS
       Other Int'l Ultra WATS

       Interstate Dial 1 WATS
      Canada Term. Dial 1 WATS
    Mexico US Element Dial 1 WATS
  Mexico Int'l. Element Dial 1 WATS
       Other Int'l Dial 1 WATS                  *                  *

        Interstate Ultra 800
       Canada Orig. Ultra 800
          Mexico Ultra 800
       Other Int'l. Ultra 800
         Caribbean Ultra 800

       Interstate FONline 800
      Canada Orig. FONline 800
         Mexico FONline 800
      Other Int'l. FONline 800
        Caribbean FONline 800

         Interstate FONcard                      ]                  ]

B.13.5.   NON-BELL SWITCHED ORIGINATION/TERMINATION/800 ORIGINATION CHARGE.

          Not applicable






* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment B - 2

B.14.2    LEC CAP MAXIMUM NON-BELL TRAFFIC.

                  Maximum Originating     Maximum Terminating      Non-Bell
Service Type       Non-Bell Traffic %      Non-Bell Traffic %      Surcharge

Dial 1 WATS             [                       [                     [
FONline 800              *
FONcard                   ]                      *                     *
Ultra WATS
  Net Ext                N/A                      ]
Ultra 800 Net Ext        [*]                                            ]


B.14.3.   MINIMUM AVERAGE CALL DURATION:  MINIMUM AVERAGE TIME REQUIREMENT
          (MATR) shall not apply unless specifically set forth below:

              Service Type           MATR     MATR Surcharge

                   N/A                N/A           N/A

PROMOTIONAL MONTHLY RECURRING 800 CHARGES:

     Customer's Monthly Recurring FONline 800 service charge will be $[*] per FONline 800 account per month. There will be no more than [*] 800 numbers per FONline 800 account.

     Customer's 800 numbers (FONline 800 and Ultra 800) requiring 800 Toll-free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $[*] per month per 800 number requiring such listing.


B.14.4.   MAXIMUM NONCOMPLETE CALL PERCENTAGE.

        Ultra 800 and FONline 800Maximum NoncompletePer Call
        Usage Type (Rate Element)800 Call PercentageSurcharge

          Intrastate/Interstate         [ %           [
                                         *             *
         International/Canadian           %]            ]


    [ * ]


* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 1


INTERSTATE SWITCHED NETWORK EXTENSION BASE RATES

    LATA           DIAL 1 WATS         FONLINE 800         CARRIER FONCARD
   GROUP*      PEAK      OFF-PEAK    PEAK     OFF-PEAK    PEAK     OFF-PEAK

      1         [          [          [         [          [         [
                 *          *          *         *          *         *
      2           ]          ]          ]         ]          ]         ]

       Interstate and Intrastate Carrier FONcard Surcharge:  [*] Per Call **


INTERSTATE SWITCHED NETWORK EXTENSION TWO YEAR TERM DISCOUNT 1:  [*]%


INTERSTATE SWITCHED NETWORK EXTENSION DISCOUNT 2

  MONTHLY VOLUME OF          DIAL 1 WATS      FONLINE 800      CARRIER FONCARD
CARRIER TRANSPORT SERVICE   PEAK  OFF-PEAK   PEAK   OFF-PEAK   PEAK   OFF-PEAK

         [                   [      [         [       [         [       [
          *                   *      *         *       *         *       *
           ]                   ]      ]         ]       ]         ]       ]


* See LATA Group Descriptions. Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. Group 2 rates are not eligible for Discount 2.

**   FONcard Surcharge not eligible for Discounts


     DIAL 1 WATS DIRECTORY ASSISTANCE

     Interstate Directory Assistance Rate:             $  [
     Canada & Caribbean Directory Assistance Rate:     $   *
     Other International Directory Assistance Rate:    $    ]








* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 2


INTERSTATE DEDICATED NETWORK EXTENSION BASE RATES

    LATA         ULTRA WATS NET EXT      ULTRA 800 NETWORK EXT
   GROUP*         PEAK     OFF-PEAK       PEAK       OFF-PEAK

      1            [         [             [           [
                    *         *             *           *
      2              ]         ]             ]           ]


INTERSTATE DEDICATED NETWORK EXTENSION NEW CUSTOMER PROMO DISCOUNT 1:  [*]%

For dedicated Network Extension Service (Ultra WATS and Ultra 800), Customer will be eligible for the New Customer Promotion Discount 1 above (applied to the interstate base rate usage) for all existing accounts and new accounts that were not dedicated access users on the Sprint network for the six (6) months immediately preceding receipt of order. Any new accounts that were dedicated access users on the Sprint network for the six (6) months preceding receipt of order will be billed in a separate billing product hierarchy level and will not receive the New Customer Promotion discount.


INTERSTATE DEDICATED NETWORK EXTENSION DISCOUNT 2

  MONTHLY VOLUME OF          ULTRA WATS NET EXT      ULTRA 800 NETWORK EXT
CARRIER TRANSPORT SERVICE     PEAK    OFF-PEAK        PEAK       OFF-PEAK

          [                    [        [              [           [
           *                    *        *              *           *
            ]                    ]        ]              ]           ]

*    See LATA Group Descriptions.  Group 2 rates are not eligible for
     Discount 2.


     ULTRA WATS NETWORK EXTENSTION DIRECTORY ASSISTANCE

     Interstate Directory Assistance Rate:             [
     Canada & Caribbean Directory Assistance Rate:      *
     Other International Directory Assistance Rate:      ]






* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 3

CANADA TERMINATING BASE RATES
                                          PER MINUTE

Dial 1 WATS                                  [
Ultra WATS Net Ext                            *
Carrier Ultra WATS                             ]
FONcard

CANADA TERMINATING TWO YEAR TERM DISCOUNT 1:  [*]%

CANADA TERMINATING DISCOUNT 2

MONTHLY VOLUME OF               DIAL 1         ULTRA WATS
CARRIER TRANSPORT SERVICE        WATS      NETWORK EXTENSION    FONCARD

         [                       [                [               [
          *                       *                *               *
           ]                       ]                ]               ]

CANADA ORIGINATING BASE RATES
                                          PER MINUTE

FONline 800                                  [
Ultra 800 Net Ext
Carrier Ultra 800                             *
FONcard                                         ]

CANADA ORIGINATING TWO YEAR TERM DISCOUNT 1:  [*]%

CANADA ORIGINATING DISCOUNT 2

   MONTHLY VOLUME OF                                ULTRA 800
CARRIER TRANSPORT SERVICE      FONLINE 800     NETWORK EXTENSION     FONCARD

            [                      [                  [                [
             *                      *                  *                *
              ]                      ]                  ]                ]




* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 4

MEXICO TERMINATING BASE RATES

                        DOMESTIC ELEMENT BASE RATES PER MINUTE
                                 PEAK           OFF-PEAK

Dial 1 WATS                       [               [
Ultra WATS Net Ext                 *               *
Carrier Ultra WATS                  ]               ]

                     INTERNATIONAL ELEMENT PER MINUTE BASE RATES
                           PEAK                 OFF-PEAK
MEXICO RATE STEP*       1ST     ADD'L        1ST        ADD'L

    1                   [       [            [          [
    2
    3
    4                    *       *            *          *
    5
    6
    7
    8                     ]       ]            ]          ]

MEXICO TERMINATING TWO YEAR TERM DISCOUNT 1:  [*]%

MEXICO TERMINATING DISCOUNT 2

    MONTHLY VOLUME OF           DIAL 1            ULTRA WATS
CARRIER TRANSPORT SERVICE        WATS          NETWORK EXTENSION

          [                      [                    [
           *                      *                    *
            ]                      ]                    ]


MEXICO TERMINATING FONCARD BASE RATES PER MINUTE **:      Peak    Off-Peak

                                                          [*]        [*]

*    Mexico Rate Steps are defined in Sprint FCC Tariff #2

**   FONcard rates not eligible for discounts



* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 5


MEXICO ORIGINATING BASE RATES *
(Ultra 800 Network Extension & FONline 800)


                    US Rate Area 1        US Rate Area 2        US Rate Area 3        US Rate Area 4
                  Standard   Economy    Standard   Economy    Standard   Economy    Standard   Economy
Mexico Zone 1     [          [          [          [          [         [           [          [
Mexico Zone 2
Mexico Zone 3      *          *          *          *          *         *           *          *
Mexico Zone 4       ]          ]          ]          ]          ]         ]           ]          ]

MEXICO ORIGINATING TWO YEAR TERM DISCOUNT 1:  [*]%


MEXICO ORIGINATING FONCARD BASE RATES PER MINUTE **       Peak      Off-Peak
                                                          [*]         [*]

*    US Rate Area and Mexico Rate Zone are defined in Sprint FCC Tariff #2.

**   FONcard rates not eligible for discounts

















* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                        Attachment C - 6

                              Interstate Carrier UltraWATS LATA Groups
                GROUP 1                          GROUP 2
128 Boston, MA           490 New Orleans, LA    222 Trenton, NJ         482  Jackson, MS
132 New York Metro       524 Kansas City, MO    234 Pittsburgh, PA      520  St. Louis, MO
224 Newark, NJ           552 Dallas, TX         238 Baltimore, MD       536  Oklahoma City, OK
228 Philadelphia, PA     560 Houston, TX        248 Richmond, VA        538  Tulsa, OK
236 Washington, DC       628 Minneapolis, MN    320 Cleveland, OH       558  Austin, TX
340 Detroit, MI          656 Denver, CO         324 Columbus, OH        566  San Antonio, TX
358 Chicago, IL          666 Phoenix, AZ        336 Indianapolis, IN    635  Cedar Rapids, IA
426 Raleigh, NC          674 Seattle, WA        430 Greenville, SC      660  Utah
438 Atlanta, GA          722 San Francisco, CA  452 Jacksonville, FL    721  Las Vegas, NV
460 Miami, FL            730 Los Angeles, CA    458 Orlando, FL         732  San Diego, CA
                                                468 Memphis, TN         920  Connecticut
                                                470 Nashville, TN       922  Cincinnati, OH
                                                480 Mobile, AL

                      GROUP 3                    GROUP 4

130 Rhode Island         478 Montgomery, AL     126 Springfield, MA     492  Baton Rouge, LA
133 Poughkeepsie, NY     486 Shreveport, LA     244 Roanoke, VA         546  Amarillo, TX
134 Albany, NY           521 Columbia, MO       246 Culpepper, VA       550  Abilene, TX
136 Syracuse, NY         522 Springfield, MO    330 Evansville, IN      554  Longview, TX
138 Binghampton, NY      528 Little Rock, AR    332 South Bend, IN      556  Waco-Temple, TX
140 Buffalo, NY          532 Wichita, KS        334 Auburn/Hunt., IN    562  Beaumont, TX
252 Norfolk, VA          534 Topeka, KS         338 Bloomington, IN     568  Brownsville, TX
322 Youngstown, OH       540 El Paso, TX        346 Lansing, MI         570  Bryan, TX
325 Akron, OH            542 Midland, TX        350 Green Bay, WI       620  Rochester, MN
326 Toledo, OH           544 Lubbock, TX        366 Bloomington, IL     624  Duluth, MN
328 Dayton, OH           548 Wichita Falls, TX  368 Peoria, IL          626  St. Cloud, MN
348 Grand Rapids, MI     564 Corpus Christi, TX 370 Champ.-Urban, IL    636  Fargo-Brainerd, ND
354 Madison, WI          630 Sioux City, IA     424 Greensboro, NC      668  Tucson, AZ
356 Milwaukee, WI        632 Des Moines, IA     428 Wilmington, NC      676  Spokane, WA
374 Springfield, IL      634 Davenport, IA      432 Florence, SC        720  Reno, NV
420 Asheville, NC        644 Omaha, NE          436 Charleston, SC      728  Fresno, CA
422 Charlotte, NC        646 Grand Island, NE   440 Savannah, GA        736  Monterey, CA
434 Columbia, SC         658 Colorado Spgs, CO  442 Augusta, GA         738  Stockton, CA
454 Gainsville, FL       672 Portland, OR       444 Albany, GA          924  Erie, PA
456 Daytona Beach, FL    726 Sacramento, CA     446 Macon, GA           937  Richmond, IN
462 Louisville, KY       952 Tampa, FL          448 Pensacola, FL       939  Ft. Myers, FL
476 Birmingham, AL       974 Rochester, NY      450 Panama City, FL     953  Tallahasse, FL
477 Huntsville, AL                              472 Chattanooga, TN     956  Bristol/JoCty, TN
                                                474 Knoxville, TN       958  Lincoln, NE
                                                488 Lafayette, LA       973  Palm Springs, CA

                      GROUP 5                    GROUP 6

120 Maine                362 Cairo, IL          670 Eugene, OR          820  Puerto Rico
122 New Hampshire        364 De Kalb, IL        724 Chico, CA           822  U.S. Virgin Islands
124 Vermont              376 Quincy, IL         734 Bakersfield, CA     832  Alaska
220 Atlantic City, NJ    464 Owensboro, KY      740 San Luis Ob., CA    834  Hawaii
226 Capital, PA          466 Winchester, KY     923 Lima-Mansfield, OH  921  Fishers Island, NY
230 Altoona, PA          484 Biloxi, MS         927 Harrisonburg, VA    929  Edinburg, VA
232 Northeast, PA        526 Fort Smith, AR     928 Charlottesville, VA 932  Bluefield, WV
240 Hagerstown, MD       530 Pine Bluff, AR     938 Terre Haute, IN     963  Kalispell, MT
242 Salisbury, MD        638 Bismark, ND        949 Fayetteville, NC    980  Navajo Terr., AZ
250 Lynchburg, VA        640 Sioux Falls, SD    951 Rocky Mount, NC     981  Navajo Terr., UT
254 Charleston, WV       648 Great Falls, MT    960 Coeur D'Alene, ID        ALL OTHERS
256 Clarksburg, WV       650 Billings, MT       961 San Angelo, TX
342 Marquette, MI        652 Boise, ID          976 Mattoon, IL
344 Saginaw, MI          654 Cheyenne, WY       977 Macomb, IL
352 Eau Claire, WI       664 New Mexico         978 Olney, IL
360 Rockford, IL


                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                        Attachment C - 7

                  Interstate Carrier Ultra 800, Dial 1 WATS, FONline 800, FONcard,
              Ultra WATS Network Extension and Ultra 800 Network Extension LATA Groups
                        GROUP 1
120 Maine                350 Green Bay, WI      486 Shreveport, LA     654  Cheyenne, WY
122 New Hampshire        352 Eau Claire, WI     488 Lafayette, LA      656  Denver, CO
124 Vermont              354 Madison, WI        490 New Orleans, LA    658  Colorado Spgs, CO
126 Springfield, MA      356 Milwaukee, WI      492 Baton Rouge, LA    660  Utah
128 Boston, MA           358 Chicago, IL        520 St. Louis, MO      664  New Mexico
130 Rhode Island         360 Rockford, IL       521 Columbia, MO       666  Phoenix, AZ
132 New York Metro       362 Cairo, IL          522 Springfield, MO    668  Tucson, AZ
133 Poughkeepsie, NY     364 De Kalb, IL        524 Kansas City, MO    670  Eugene, OR
134 Albany, NY           366 Bloomington, IL    526 Fort Smith, AR     672  Portland, OR
136 Syracuse, NY         368 Peoria, IL         528 Little Rock, AR    674  Seattle, WA
138 Binghampton, NY      370 Champ.-Urban, IL   530 Pine Bluff, AR     676  Spokane, WA
140 Buffalo, NY          374 Springfield, IL    532 Wichita, KS        720  Reno, NV
220 Atlantic City, NJ    376 Quincy, IL         534 Topeka, KS         721  Las Vegas, NV
222 Trenton, NJ          420 Asheville, NC      536 Oklahoma City, OK  722  San Francisco, CA
224 Newark, NJ           422 Charlotte, NC      538 Tulsa, OK          724  Chico, CA
226 Capital, PA          424 Greensboro, NC     540 El Paso, TX        726  Sacramento, CA
228 Philadelphia, PA     426 Raleigh, NC        542 Midland, TX        728  Fresno, CA
230 Altoona, PA          428 Wilmington, NC     544 Lubbock, TX        730  Los Angeles, CA
232 Northeast, PA        430 Greenville, SC     546 Amarillo, TX       732  San Diego, CA
234 Pittsburgh, PA       432 Florence, SC       548 Wichita Falls, TX  734  Bakersfield, CA
236 Washington, DC       434 Columbia, SC       550 Abilene, TX        736  Monterey, CA
238 Baltimore, MD        436 Charleston, SC     552 Dallas, TX         738  Stockton, CA
240 Hagerstown, MD       438 Atlanta, GA        554 Longview, TX       740  San Luis Ob., CA
242 Salisbury, MD        440 Savannah, GA       556 Waco-Temple, TX    920  Connecticut
244 Roanoke, VA          442 Augusta, GA        558 Austin, TX         922  Cincinnati, OH
246 Culpepper, VA        444 Albany, GA         560 Houston, TX        923  Lima-Mansfield, OH
248 Richmond, VA         446 Macon, GA          562 Beaumont, TX       924  Erie, PA
250 Lynchburg, VA        448 Pensacola, FL      564 Corpus Christi, TX 927  Harrisonburg, VA
252 Norfolk, VA          450 Panama City, FL    566 San Antonio, TX    928  Charlottesville, VA
254 Charleston, WV       452 Jacksonville, FL   568 Brownsville, TX    937  Richmond, IN
256 Clarksburg, WV       454 Gainsville, FL     570 Bryan, TX          938  Terre Haute, IN
320 Cleveland, OH        456 Daytona Beach, FL  620 Rochester, MN      939  Ft. Myers, FL
322 Youngstown, OH       458 Orlando, FL        624 Duluth, MN         949  Fayetteville, NC
324 Columbus, OH         460 Miami, FL          626 St. Cloud, MN      951  Rocky Mount, NC
325 Akron, OH            462 Louisville, KY     628 Minneapolis, MN    952  Tampa, FL
326 Toledo, OH           464 Owensboro, KY      630 Sioux City, IA     953  Tallahasse, FL
328 Dayton, OH           466 Winchester, KY     632 Des Moines, IA     956  Bristol/JoCty, TN
330 Evansville, IN       468 Memphis, TN        634 Davenport, IA      958  Lincoln, NE
332 South Bend, IN       470 Nashville, TN      635 Cedar Rapids, IA   960  Coeur D'Alene, ID
334 Auburn/Hunt., IN     472 Chattanooga, TN    636 Fargo-Brainerd, ND 961  San Angelo, TX
336 Indianapolis, IN     474 Knoxville, TN      638 Bismark, ND        973  Palm Springs, CA
338 Bloomington, IN      476 Birmingham, AL     640 Sioux Falls, SD    974  Rochester, NY
340 Detroit, MI          477 Huntsville, AL     644 Omaha, NE          976  Mattoon, IL
342 Marquette, MI        478 Montgomery, AL     646 Grand Island, NE   977  Macomb, IL
344 Saginaw, MI          480 Mobile, AL         648 Great Falls, MT    978  Olney, IL
346 Lansing, MI          482 Jackson, MS        650 Billings, MT
348 Grand Rapids, MI     484 Biloxi, MS         652 Boise, ID

    GROUP 2

820 Puerto Rico          921 Fishers Island, NY 980 Navajo Terr., AZ
822 U.S. Virgin Islands  929 Edinburg, VA       981 Navajo Terr., UT
832 Alaska               932 Bluefield, WV          ALL OTHERS
834 Hawaii               963 Kalispell, MT


                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                              Attachment C - 8

                       OTHER INTERNATIONAL DISCOUNTS

OTHER INTERNATIONAL DISCOUNT 1:  [*]%


Other International Discount 2 Schedules


ULTRA WATS NETWORK EXTENSION:


    MONTHLY VOLUME OF        COUNTRY    COUNTRY    COUNTRY    COUNTRY
 CARRIER TRANSPORT USAGE     GROUP 1    GROUP 2    GROUP 3    GROUP 4

          [                    [          [          [          [
           *                    *          *          *          *
            ]                    ]          ]          ]          ]


DIAL 1 WATS:

    MONTHLY VOLUME OF        COUNTRY    COUNTRY    COUNTRY    COUNTRY
 CARRIER TRANSPORT USAGE     GROUP 1    GROUP 2    GROUP 3    GROUP 4

          [                    [          [          [          [
           *                    *          *          *          *
            ]                    ]          ]          ]          ]


     GROUP 1            GROUP 2         GROUP 3         GROUP 4

     Australia          Belgium         Argentina       All Others
     Austria            Denmark         Brazil
     Finland            Germany         China
     France             India           Israel
     Hong Kong          Italy           Philippines
     Japan              Netherlands     Poland
     Singapore          South Korea     Spain
     Sweden             Switzerland
     Taiwan             Venezuela
     United Kingdom




                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                          Attachment C - 9

                                   Other International Base Rates
                           - - - - -ULTRA WATS- - - - -         - - - -DIAL 1 WATS - - -
                          CTRY   STD.      DISC.    ECON.       STD.      DISC.    ECON.
COUNTRY                   CODE   $/MIN.    $/MIN.   $/MIN.      $/MIN.    $/MIN.   $/MIN

ALBANIA                   355    [         [        [           [         [        [
ALGERIA                   213
AMER. SAMOA               684
ANGOLA                    244
ANGUILLA                  809
ANTIGUA                   809
ARGENTINA                  54
ARMENIA                     7
ARUBA                     297
ASCENSION ISLDS.          247
ATLANTIC OCEAN E          871
ATLANTIC OCEAN W          874
AUSTRALIA                  61     *         *        *           *         *        *
AUSTRALIAN EXTN. TER.     672
AUSTRIA                    43
AZERBAIJAN                  7
BAHAMAS                   809
BAHRAIN                   973
BANGLADESH                880
BARBADOS                  809
BELARUS                     7
BELGIUM                    32
BELIZE                    501
BENIN                     229
BERMUDA                   809
BHUTAN                    975     *         *        *           *         *        *
BOLIVIA                   591
BOSNIA & HERZEGOVINA      387
BOTSWANA                  267
BRAZIL                     55
BRITISH VIRGIN ISLDS      809
BRUNEI                    673
BULGARIA                  359
BURKINA FASO              226
BURUNDI                   257
CAMBODIA                  855
CAMEROON                  237
CAPE VERDE ISLAND         238
CAYMAN ISLANDS            809
CENTRAL AFRICAN REP.      236
CHAD REPUBLIC             235
CHILE                      56
CHINA                      86
COLOMBIA                   57
CONGO                     242      ]         ]        ]           ]         ]        ]


* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                          Attachment C - 10

                                   Other International Base Rates
                           - - - - -ULTRA WATS- - - - -   - - - - DIAL 1 WATS - - -
                    CTRY   STD.      DISC.    ECON.       STD.      DISC.    ECON.
COUNTRY             CODE   $/MIN.    $/MIN.   $/MIN.      $/MIN.    $/MIN.   $/MIN

COOK ISLANDS        682    [         [        [           [         [        [
COSTA RICA          506
CROATIA, REPUB OF   385
CUBA                 53
CYPRUS              357
CZECH REPUBLIC       42
DENMARK              45
DIEGO GARCIA        246
DJIBOUTI            253
DOMINICA            809
DOMINICAN REPUBLIC  809
ECUADOR             593
EGYPT                20
EL SALVADOR         503    *          *        *           *         *       *
EQUATORIAL GUINEA   240
ERITREA             291
ESTONIA             372
ETHIOPIA            251
FAEROE ISLANDS      298
FALKLAND ISLANDS    500
FIJI ISLANDS        679
FINLAND             358
FRANCE               33
FRENCH ANTILLES     590
FRENCH GUIANA       594
FRENCH POLYNESIA    689
GABON               241
GAMBIA              220    *          *        *           *         *       *
GEORGIA               7
GERMANY              49
GHANA               233
GIBRALTAR           350
GREECE               30
GREENLAND           299
GRENADA             809
GUADELOUPE          590
GUAM                671
GUANTANAMO BAY      539
GUATEMALA           502
GUINEA              224
GUINEA-BISSAU       245
GUYANA              592
HAITI               509
HONDURAS            504
HONG KONG           852     ]          ]        ]           ]         ]       ]


* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                         Attachment C - 11

                                   Other International Base Rates

                           - - - - -ULTRA WATS- - - - -   - - - - DIAL 1 WATS - - -
                    CTRY   STD.      DISC.    ECON.       STD.      DISC.    ECON.
COUNTRY             CODE   $/MIN.    $/MIN.   $/MIN.      $/MIN.    $/MIN.   $/MIN

HUNGARY              36    [         [        [           [         [        [
ICELAND             354
INDIA                91
INDIAN OCEAN REGION 873
INDONESIA            62
IRAN                 98
IRAQ                964
IRELAND             353
ISRAEL              972
ITALY                39
IVORY COAST         225
JAMAICA             809
JAPAN                81     *         *        *           *         *        *
JORDAN              962
KAZAKHSTAN            7
KENYA               254
KIRGISTAN             7
KIRIBATI            686
KUWAIT              965
LAOS                856
LATVIA              371
LEBANON             961
LESOTHO             266
LIBERIA             231
LIBYA               218
LIECHTENSTEIN        41
LITHUANIA           370
LUXEMBOURG          352     *         *        *           *         *        *
MACAO               853
MACEDONIA           381
MADAGASCAR          261
MALAWI              265
MALAYSIA             60
MALDIVES            960
MALI REPUBLIC       223
MALTA               356
MARSHALL ISLANDS    692
MAURITANIA          222
MAURITIUS           230
MAYOTTE ISLAND      269
MICRONESIA          691
MOLDOVA             373
MONACO               33
MONGOLIA            976
MONTENEGRO          381      ]         ]        ]           ]         ]        ]

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                         Attachment C - 12

                                   Other International Base Rates

                             - - - - -ULTRA WATS- - -       - - - - DIAL 1 WATS - - -
                      CTRY   STD.      DISC.    ECON.       STD.      DISC.    ECON.
COUNTRY               CODE   $/MIN.    $/MIN.   $/MIN.      $/MIN.    $/MIN.   $/MIN

MONTSERRAT            809    [         [        [           [         [        [
MOROCCO               212
MOZAMBIQUE            258
MYANMAR (BURMA)        95
NAMIBIA               264
NAURU                 674
NEPAL                 977
NETHERLANDS            31
NETHERLANDS ANTIL     599
NEVIS ISLAND          809
NEW CALEDONIA         687
NEW ZEALAND            64
NICARAGUA             505     *         *        *           *         *        *
NIGER REPUBLIC        227
NIGERIA               234
NIUE                  683
NORWAY                 47
OMAN                  968
PACIFIC OCEAN REGION  872
PAKISTAN               92
PALAU REPUBLIC        680
PANAMA                507
PAPUA NEW GUINEA      675
PARAGUAY              595     *         *        *           *         *        *
PERU                   51
PHILIPPINES            63
POLAND                 48
PORTUGAL              351
QATAR                 974
REUNION ISLAND        262
ROMANIA                40
RUSSIA                  7
RWANDA                250
SAINT HELENA          290
SAINT KITTS           809     *         *        *           *         *        *
SAINT LUCIA           809
SAINT PIERRE          508
SAINT VINCENT         809
SAIPAN                670
SAN MARINO             39
SAO TOME              239
SAUDI ARABIA          966
SENEGAL               221
SERBIA                381
SEYCHELLES ISLAND     248      ]         ]        ]           ]         ]        ]

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                        Attachment C - 13

                                   Other International Base Rates

                             - - - - -ULTRA WATS- - -       - - - - DIAL 1 WATS - - -
                      CTRY   STD.      DISC.    ECON.       STD.      DISC.    ECON.
COUNTRY               CODE   $/MIN.    $/MIN.   $/MIN.      $/MIN.    $/MIN.   $/MIN

SIERRA LEONE          232    [         [        [           [         [        [
SINGAPORE              65
SLOVAKIA              381
SLOVENIA, REPUB OF    386
SOLOMON ISLANDS       677
SOUTH AFRICA           27
SOUTH KOREA            82
SPAIN                  34
SRI LANKA              94
SURINAME              597
SWAZILAND             268
SWEDEN                 46
SWITZERLAND            41     *         *        *           *         *        *
SYRIAN ARAB REPUBLIC  963
TAIWAN                886
TAJIKISTAN              7
TANZANIA              255
THAILAND               66
TOGO                  228
TONGA ISLANDS         676
TRINIDAD              809
TUNISIA               216
TURKEY                 90
TURKMENISTAN            7
TURKS & CAICOS ISLDS  809     *         *        *           *         *        *
TUVALU                688
UGANDA                256
UKRAINE                 7
UNITED ARAB EMIRATES  971
UNITED KINGDOM         44
URUGUAY               598
UZBEKISTAN              7
VANUATU               678
VENEZUELA              58
VIETNAM                84
WALLIS & FUTANA IS    681
WESTERN SAMOA         685
YEMEN ARAB REPUBLIC   967
ZAIRE                 243
ZAMBIA                260
ZIMBABWE              263      ]         ]        ]           ]         ]        ]

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                Attachment C - 14

                Other International Toll Free (US Inbound)
                           Ultra 800 Base Rates

                    BASE RATE                          BASE RATE
COUNTRY             PER MINUTE     COUNTRY             PER MINUTE

ANTIGUA                [           JAPAN                  [
AUSTRALIA                          LIECHTENSTEIN
BAHAMAS                            LUXEMBOURG
BAHRAIN                            MALAYSIA
BARBADOS                           MONACO
BELGIUM                            NETHERLAND ANTILLES
BERMUDA                            NETHERLANDS
BOLIVIA                            NEW ZEALAND
BRAZIL                             NICARAGUA
CHILE                              NORWAY
CHINA                              PANAMA
COLOMBIA                           PHILIPPINES
COSTA RICA              *          PORTUGAL                *
CYPRUS                             SAIPAN
DENMARK                            SAN MARINO
DOMINICAN REP                      SINGAPORE
ECUADOR                            SOUTH AFRICA
EL SALVADOR                        KOREA (SOUTH)
FINLAND                            SPAIN
FRANCE                             SWEDEN
GERMANY                            SWITZERLAND
GUAM                               TAIWAN
GUATEMALA                          THAILAND
HONG KONG                          TRINIDAD
INDONESIA                          TURKEY
IRELAND                            UNITED KINGDOM
ISRAEL                             VATICAN CITY
ITALY                    ]         VENEZUELA                ]

                                ITFS DISCOUNT 1


       MONTHLY VOLUME OF
 CARRIER TRANSPORT ITFS USAGE      DISCOUNT 1

            [                        [
             *                        *
              ]                        ]

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                           Attachment D - 1

                          Interstate Adjustment Base Rates and Discounts
                                BASE RATES                             BASE RATES

                        DAY      EVENING     N/W                DAY    EVENING     N/W
SERVICE        STATE   ($/MIN)   ($/MIN)   ($/MIN)    STATE   ($/MIN)  ($/MIN)   ($/MIN)

Dial 1 WATS    AK      [         [         [            MT    [        [         [
               AL                                       NC
               AR                                       ND
               AZ                                       NE
               CA <F1>                                  NH
               CA <F2>                                  NJ
               CO                                       NM
               CT                                       NV
               DE                                       NY
               FL                                       OH
               GA                                       OK
               HI                                       OR
               IA       *         *         *           PA     *        *         *
               ID                                       RI
               IL                                       SC
               IN                                       SD
               KS                                       TN
               KY                                       TX
               LA                                       UT
               MA                                       VA
               MD                                       VT
               ME                                       WA
               MI                                       WI
               MN                                       WV
               MO                                       WY      ]        ]         ]
               MS        ]         ]         ]

                          Interstate Adjustment Discount 1<F3>

               [                                     [
                *                                     *
                 ]                                     ]

[FN]
<F1> Interstate Adjustment Base Rate for California Intrastate/Intralata
     traffic.

<F2> Interstate Adjustment Base Rate for California Intrastate/Interlata
     traffic.

<F3> Discount 1 calculated based on Intrastate usage rated at Interstate
     Adjustment base rates (for all 50 states) at the billing hierarchy Product level (level 4).

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                        Attachment D - 2

                           Interstate Adjustment Base Rates and Discounts
                                BASE RATES                             BASE RATES

                        DAY      EVENING     N/W                DAY    EVENING     N/W
SERVICE        STATE   ($/MIN)   ($/MIN)   ($/MIN)    STATE   ($/MIN)  ($/MIN)   ($/MIN)

FONline 800    AK      [                               MT     [        [         [
and FONCARD    AL                                      NC
               AR                                      ND
               AZ                                      NE
               CA <F1>                                 NH
               CA <F2>                                 NJ
               CO                                      NM
               CT                                      NV
               DE                                      NY
               FL                                      OH
               GA                                      OK
               HI                                      OR
               IA                                      PA
               ID       *                              RI      *        *         *
               IL                                      SC
               IN                                      SD
               KS                                      TN
               KY                                      TX
               LA                                      UT
               MA                                      VA
               MD                                      VT
               ME                                      WA
               MI                                      WI
               MN                                      WV
               MO                                      WY       ]        ]         ]
               MS        ]

                                 Interstate Adjustment Discount 1<F3>

                        [                                  [
                         *                                  *
                          ]                                  ]

<F1> Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.
<F2> Interstate Adjustment Base Rate for California Intrastate/Interlata traffic.
<F3> Discount 1 calculated based on Intrastate usage rated at Interstate Adjustment base rates (for all 50 states) at the billing hierarchy Product level (level 4).


* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                          Attachment D - 3

                           Interstate Adjustment Base Rates and Discounts
                                BASE RATES                             BASE RATES

                        DAY      EVENING   N/W                DAY     EVENING    N/W
SERVICE        STATE   ($/MIN)   ($/MIN)   ($/MIN)    STATE   ($/MIN)  ($/MIN)   ($/MIN)

Carrier Ultra  AK      [         [         [          MT      [        [         [
  WATS &       AL                                     NC
  Ultra WATS   AR                                     ND
  Net Ext.     AZ                                     NE
               CA <F1>                                NH
               CA <F2>                                NJ
               CO                                     NM
               CT                                     NV
               DE                                     NY
               FL                                     OH
               GA                                     OK
               HI                                     OR
               IA       *         *         *         PA       *        *         *
               ID                                     RI
               IL                                     SC
               IN                                     SD
               KS                                     TN
               KY                                     TX
               LA                                     UT
               MA                                     VA
               MD                                     VT
               ME                                     WA
               MI                                     WI
               MN                                     WV
               MO                                     WY        ]        ]         ]
               MS        ]         ]         ]

                                 Interstate Adjustment Discount 1<F3>

                   [                                                 [
                    *                                                 *
                     ]                                                 ]

<F1> Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.
<F2> Interstate Adjustment Base Rate for California Intrastate/Interlata traffic.
<F3> Discount 1 calculated based on Intrastate usage rated at Interstate Adjustment base rates (for all 50 states) at the billing hierarchy Product level (level 4).


* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                        Attachment D-4

                           Interstate Adjustment Base Rates and Discounts
                                BASE RATES                             BASE RATES

                        DAY      EVENING     N/W                DAY    EVENING     N/W
SERVICE        STATE   ($/MIN)   ($/MIN)   ($/MIN)    STATE   ($/MIN)  ($/MIN)   ($/MIN)

Carrier        AK      [         [         [          MT      [        [         [
  Ultra 800 &  AL                                     NC
Ultra 800      AR                                     ND
  Net Ext.     AZ                                     NE
               CA <F1>                                NH
               CA <F2>                                NJ
               CO                                     NM
               CT                                     NV
               DE                                     NY
               FL                                     OH
               GA                                     OK
               HI                                     OR
               IA       *         *         *         PA       *        *         *
               ID                                     RI
               IL                                     SC
               IN                                     SD
               KS                                     TN
               KY                                     TX
               LA                                     UT
               MA                                     VA
               MD                                     VT
               ME                                     WA
               MI                                     WI
               MN                                     WV
               MO                                     WY        ]        ]         ]
               MS        ]         ]         ]

                                 Interstate Adjustment Discount 1<F3>

                     [                                             [
                      *                                             *
                       ]                                             ]

<F1> Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.
<F2> Interstate Adjustment Base Rate for California Intrastate/Interlata traffic.
<F3> Discount 1 calculated based on Intrastate usage rated at Interstate Adjustment base rates (for all 50 states) at the billing hierarchy Product level (level 4).

* Confidential material omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                            SPRINT PROPRIETARY INFORMATION - RESTRICTED

